Income Taxes (Schedule of Components of Income Taxes) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Current taxes on income
In respect of current year		$ 2,569	$ 1,878	$ 64,291
In respect of prior years	[1]	(18)	(48)	44
Deferred tax income
Creation and reversal of temporary differences		14,124	9,669	8,474
Total taxes on income		$ 16,675	$ 11,499	$ 72,809

[1]	Current taxes on income in 2017 include $61 million taxes payable in connection with a restructuring to simplify the holding structure of some of the companies remaining in the Kenon group subsequent to the Inkia transaction. As a result of this restructuring (which was substantially completed in January 2018), Kenon holds its interest in OPC directly. Kenon does not expect any further tax liability in relation to any future sales of its interest in OPC.